EXHIBIT 10.1

BIOCEPT, INC.

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

This Common Stock and Warrant Purchase Agreement (this “Agreement”) is made as of August 9, 2017, by and between Biocept, Inc., a Delaware corporation (the “Company”), and Ally Bridge LB Healthcare Master Fund Limited (the “Purchaser”).

RECITALS

Whereas, the Company has authorized the sale and issuance of an aggregate of up to 1,466,667 shares (the “Shares”) of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”), and a Common Stock Purchase Warrant, in substantially the form attached hereto as Exhibit A (the “Warrant”), exercisable for up to an aggregate of 1,434,639 shares of Common Stock (the “Warrant Shares” and together with the Shares and the Warrant, the “Securities”) at a purchase price of $1.50 per Warrant Share, subject to the terms and conditions of the Warrant;

Whereas, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D, as promulgated by the SEC (as defined herein) under the Securities Act (as defined herein); and

Whereas, at the Closing (as defined herein), the Company desires to sell, and the Purchaser desires to purchase the Shares and the Warrant, upon the terms and conditions stated in this Agreement.

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

article 1

Sale of Shares and Issuance of Warrant

1.1Sale and Issuance of Shares. On the basis of the representations and warranties herein, and upon the terms and subject to the conditions hereof, the Purchaser agrees to purchase from the Company and the Company agrees to issue and sell to the Purchaser, the Shares at the price of $1.50 per Share.

1.2Issuance of Warrant. As additional consideration for its purchase of the Shares, at the Closing, the Company shall issue the Warrant to the Purchaser.

article 2

Closing Date; Delivery

2.1Closing Date. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Article 5 and Article 6 of this Agreement, the closing of the purchase and sale of the Shares and the issuance of the Warrant hereunder (the “Closing”) shall be held at the offices of Cooley llp (“Cooley”), 4401 Eastgate Mall, San Diego, California 92121, on the date hereof, or at such other time and place upon which the Company and the Purchaser shall agree (such date is hereinafter referred to as the “Closing Date”).

2.2Delivery. At the Closing, the Company will deliver or cause to be delivered to the Purchaser (i) a certificate representing the Shares and (ii) a certificate representing the Warrant, each registered in the Purchaser’s name.  Such delivery shall be against payment of the purchase price therefor by the Purchaser by wire transfer of immediately available funds to the Company in accordance with the Company’s written wiring instructions.

article 3

Representations and Warranties of the Company

Except as set forth in the SEC Documents (as defined herein), the Company represents and warrants to the Purchaser on and as of the date hereof:

3.1Organization and Good Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where failure to be so qualified would not have a Material Adverse Effect. The Company has all requisite corporate power and authority to carry on its business as currently conducted and as currently proposed to be conducted.

3.2Corporate Power; Authorization. The Company has all requisite legal and corporate power and has taken all requisite corporate action to authorize, execute and deliver this Agreement, to authorize the sale and issuance of the Shares, to issue the Warrant and to issue the Warrant Shares upon exercise of the Warrant, and to carry out and perform all of its obligations under this Agreement and consummate the transactions contemplated herein. This Agreement constitutes legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by equitable principles generally. The execution and delivery of this Agreement does not, the performance of this Agreement and the compliance with the provisions hereof will not, and the issuance, sale and delivery of the Securities by the Company will not, conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Company’s Certificate of Incorporation (the “Charter”) or the Company’s Amended and Restated Bylaws (the “Bylaws”) or any statute, law, rule or regulation or any state or federal order, judgment or decree.  The execution and delivery of this Agreement does not, the performance of this Agreement and the compliance with the provisions hereof will not, and the issuance, sale and delivery of the Securities by the Company will not, conflict with, or result in a material breach or material violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of any indenture, mortgage, lease or other agreement or instrument to which the Company or any of its properties is subject.

3.3Issuance and Delivery of the Shares.  When issued in compliance with the provisions of this Agreement and the Charter, the Shares will be validly issued, fully paid and nonassessable, and when issued in compliance with the provisions of the Warrant, the Warrant Shares will be validly issued, fully paid and nonassessable.  The issuance and delivery of the Securities is not subject to preemptive or any other similar rights of the stockholders of the Company or to any liens or encumbrances imposed by the Company.

3.4SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the “SEC”) under Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the 12 months preceding the date of this Agreement or has received a valid extension of such time of filing and has filed any such documents prior to the expiration of any such extension.  As of their respective filing dates, all documents filed by the Company with the SEC (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), as applicable.  None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply as to form with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto.  The Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring year-end adjustments, which individually and in the aggregate are not expected to be material, or to the extent that such unaudited statements do not include footnotes). Except as set forth in the Financial Statements, neither the Company nor any subsidiary has any liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to March 31, 2017, and liabilities of the type not required under GAAP to be reflected in such financial statements. Any liabilities incurred subsequent to March 31, 2017, are not, in the aggregate, material to the financial condition or operating results of the Company and any subsidiary, taken as a whole.

3.5Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws, which compliance will be effected in accordance with such laws, (b) the filing of the Registration Statement (as defined herein) and any amendments thereto with the SEC as contemplated by Section 7.2 of this Agreement, (c) the filing of the NASDAQ Stock Market Notification Form with The NASDAQ Stock Market (“NASDAQ”) and (d) the filing of a Form D with the SEC.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein does not require the approval of the Company’s stockholders.

3.6Eligibility to Use Form S-3.  The Company is eligible to use Form S-3 for the registration of its securities under the Securities Act which are offered in secondary offerings.

3.7NASDAQ Compliance.  The Common Stock is listed on NASDAQ, and the Company has taken no action designed to, or likely to have the effect of, de-listing the Common Stock from NASDAQ, nor has the Company received any notification that NASDAQ is contemplating terminating such listing.

3.8No Directed Selling Efforts or General Solicitation.  Neither the Company nor any person or entity acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

3.9Brokers and Finders.  No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than Kenmar Securities, LLC, with respect to the offer and sale of the Shares.

3.10No Integrated Offering.  Neither the Company nor any of its affiliates, nor to the Company’s knowledge any person or entity acting on its or their behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of NASDAQ.

3.11Private Placement.  Assuming the accuracy of the representations and warranties of the Purchaser contained in Article 4 hereof, the offer and sale of the Securities to the Purchaser as contemplated hereby is exempt from the registration requirements of the Securities Act.

3.12Capitalization.  The authorized capital stock of the Company, immediately prior to the Closing, consists of (i) 150,000,000 shares of Common Stock, 28,787,076 shares of which are issued and outstanding, and (ii) 5,000,000 shares of Preferred Stock, none of which are issued and outstanding.  Immediately prior to the Closing, 2,497,202 shares of Common Stock are issuable upon the exercise of outstanding stock options, 360,920 shares of Common Stock are issuable upon the settlement of outstanding restricted stock units, 6,972,666 shares of

Common Stock issuable upon the exercise of outstanding warrants, and 800,855 shares of Common Stock are reserved for future issuance under the Company’s 2013 Amended and Restated Equity Incentive Plan.

article 4

Representations, Warranties and Covenants of the Purchaser

The Purchaser hereby represents and warrants to the Company on and as of the Closing Date:

4.1Authorization. Purchaser represents and warrants to the Company that: (a) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Shares and the Warrant and to carry out and perform all of its obligations under this Agreement; and (b) this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by equitable principles generally.

4.2Investment Experience; Access to Information. Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act.  Purchaser is aware of the Company’s business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares and the Warrant.  Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares and the Warrant. Purchaser acknowledges that it has had the opportunity to review the SEC Documents and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the Warrant and the merits and risks of investing in the Shares and the Warrant; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Shares and the Warrant.

4.3Investment Intent. Purchaser is purchasing the Shares and the Warrant for its own account, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act, other than as contemplated by Article 7. Purchaser understands that its acquisition of the Shares and the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein. Purchaser, in connection with its decision to purchase the Shares and the Warrant, has relied solely upon the SEC Documents and the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

4.4Reliance on Exemptions; Registration or Exemption Requirements. The Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities. Purchaser further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

4.5Dispositions.

(a)Purchaser will not, prior to the effectiveness of the Registration Statement, if then prohibited by law or regulation: (i) sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”) the Securities; or (ii) engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of Securities by the Purchaser or an affiliate.

(b)Purchaser has not directly or indirectly, nor has any Person (as defined below) acting on behalf of or pursuant to any understanding with the Purchaser, engaged in any transactions in the Company’s securities (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) since the time that the Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereby.  The Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the Company’s securities (including, without limitation, any Short Sales involving the Company’s securities) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

For purposes of this Section 4.5(b), (i) “Person” shall include, without limitation, any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company or joint stock company and (ii) “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

4.6No Legal, Tax or Investment Advice.  The Purchaser has independently evaluated the merits of its decision to purchase Shares and the Warrant pursuant to this Agreement. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares and the

Warrant constitutes legal, tax or investment advice.  The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

4.7Confidentiality.  The Purchaser will hold in confidence all information concerning this Agreement and the sale and issuance of the Securities until the Company has made a public announcement concerning this Agreement and the sale and issuance of the Securities.

4.8Residency.  The Purchaser’s executive offices in which its investment decision was made are in the jurisdiction indicated below the Purchaser’s name on the signature page hereto.

4.9Governmental Review.  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

4.10Legend.

(a)The Purchaser understands that, until such time as the requirements set forth in Section 4.10(b) have been satisfied, or the Securities have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144, the Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of the certificates for the Securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.”

(b)The Company agrees that it will, no later than three business days following the sale by the Purchaser of Securities pursuant to a Registration Statement (as defined below) in which the prospectus delivery requirements set forth in Section 4.10(c)(i) have been satisfied or the delivery by the Purchaser to the Company or the Company’s transfer agent of a certificate representing Securities issued with a restrictive legend and a signed and completed certificate of sale in substantially the form of Exhibit B attached hereto, deliver or cause to be delivered to the Purchaser a certificate representing such shares that is free from any legend referring to the Securities Act.  The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.  Certificates for Securities subject to legend removal hereunder may, at the

Company’s option, be transmitted by the transfer agent of the Company to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company.  All costs and expenses related to the removal of the legends and the reissuance of any Securities shall be borne by the Company.

(c)The Purchaser agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.10 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either (i) the registration requirements of the Securities Act and the Purchaser shall have delivered a current prospectus in connection with such sale or the Purchaser shall have confirmed that a current prospectus is deemed to be delivered in connection with such sale in accordance with Rule 172 under the Securities Act (“Rule 172”) or (ii) an exemption therefrom.

4.11Beneficial Ownership.  Immediately prior to the Closing, the Purchaser,   together with its affiliates and any other persons acting as a group together with the Purchaser and any of its affiliates, beneficially owned 1,681,000 shares of Common Stock (as such ownership is calculated pursuant to the rules of NASDAQ).

4.12Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Shares and the Warrant, (b) any foreign exchange restrictions applicable to such purchase or acquisition, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities.  The Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

article 5

Conditions to Closing Obligations of Purchaser

The Purchaser’s obligation to purchase and pay for the Shares and the Warrant at the Closing is subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

5.1Representations and Warranties.  The representations and warranties made by the Company in Article 3 hereof shall be true and correct as of the date of this Agreement and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

5.2Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

5.3Listing.  The Company shall have complied with all requirements with respect to the listing of the Shares and Warrant Shares on NASDAQ, except for such requirements not required by NASDAQ until after the issuance of the Shares or the Warrant Shares, such requirements to be complied with promptly after the Closing or the issuance of the Warrant Shares, as applicable.

5.4Judgments.  No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

5.5No Dissolution or Liquidation.  The Company shall not (i) have commenced any voluntary proceeding under any provision of Title 11 of the bankruptcy code, as now or hereafter amended, or any other proceeding, under any law, now or hereafter in force, relating to bankruptcy, insolvency, reorganization, liquidation or otherwise to the relief of debtors or the readjustment of indebtedness, (ii) made any assignment for the benefit of creditors or a composition or similar arrangement with creditors or (iii) appointed a receiver trustee or similar judicial officer or agent to take charge of or liquidate any of its property or assets, and (iv) shall not have had any involuntary proceeding of the kind described in the foregoing commenced against it.

5.6Stop Orders.  No stop order or suspension of trading shall have been imposed by NASDAQ, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

article 6

Conditions to Closing Obligations of Company

The Company’s obligation to issue and sell the Shares and the Warrant at the Closing is subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

6.1Receipt of Payment.  The Purchaser shall have delivered payment of the purchase price to the Company for the Shares and the Warrant being issued hereunder.

6.2Representations and Warranties. The representations and warranties made by the Purchaser in Article 4 hereof shall be true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

6.3Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

6.4Delivery of Purchaser Questionnaire.  The Company shall have received from the Purchaser a fully completed Purchaser Questionnaire in the form attached hereto as Exhibit C.

article 7

Covenants

7.1Definitions. For the purpose of this Article 7:

(a)the term “Registration Statement” shall mean any registration statement required to be filed by Section 7.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statements; and

(b)the term “Registrable Shares” means the Shares and the Warrant Shares; provided, however, that a security shall cease to be a Registrable Share upon the earliest to occur of the following: (i) a Registration Statement registering such security under the Securities Act has been declared or becomes effective and such security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Registration Statement, (ii) such security is sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Security Act or otherwise, is removed by the Company, (iii) such security is eligible to be sold pursuant to Rule 144 without condition or restriction, including without any limitation as to volume of sales, and without the Holder complying with any method of sale requirements or notice requirements under Rule 144, or (iii) such security shall cease to be outstanding.

7.2Registration Procedures and Expenses. The Company shall:

(a)use its commercially reasonable efforts to file a Registration Statement (the “Mandatory Registration Statement”) with the SEC on or before the date 10 days following the Closing Date (the “Filing Date”) to register the Registrable Shares on Form S-3 under the Securities Act (providing for shelf registration of such Registrable Shares under SEC Rule 415) or on such other form which is appropriate to register such Registrable Shares for resale from time to time by the Purchaser;

(b)use its commercially reasonable efforts to cause such Mandatory Registration Statement to be declared effective within 30 days following the Filing Date (or, in the event the SEC reviews and has written comments to the Mandatory Registration Statement, within 90 days following the Filing Date), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC any financial statements or other information that is required to be filed prior to the effectiveness of such Mandatory Registration Statement;

(c)notwithstanding anything contained in this Agreement to the contrary, in the event that the SEC limits the amount of Registrable Shares or otherwise requires a reduction in the number of Registrable Shares that may be included and sold by the Purchaser in the Mandatory Registration Statement, or for any other reason any Registrable Shares are not then included in the Mandatory Registration Statement filed under this Agreement, then the Company shall prepare and file (i) within 10 business days of the first date or time that such excluded Registrable Shares may then be included in a Registration Statement if the SEC shall have notified the Company that certain Registrable Shares were not eligible for inclusion in the Registration Statement or (ii) in all other cases, within 20 days following the date that the

Company becomes aware that such additional Registration Statement is required (the “Additional Filing Date”), a Registration Statement (any such Registration Statement registering such excluded Registrable Shares, an “Additional Registration Statement” and, together with the Mandatory Registration Statement, a “Registration Statement”) to register any Registrable Shares that have been excluded (or, if applicable, the maximum number of such excluded Registrable Shares that the Company is permitted to register for resale on such Additional Registration Statement consistent with SEC guidance), if any, from being registered on the Mandatory Registration Statement;

(d)use its commercially reasonable efforts to cause any such Additional Registration Statement to be declared effective as promptly as practicable following the Additional Filing Date, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC any financial statements or other information that is required to be filed prior to the effectiveness of any such Additional Registration Statement;

(e)prepare and file with the SEC such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statements continuously effective and free from any material misstatement or omission to state a material fact therein until termination of such obligation as provided in Section 7.5 below, subject to the Company’s right to suspend pursuant to Section 7.4;

(f)furnish to the Purchaser such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchaser;

(g)file such documents as may be required of the Company for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by the Purchaser and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain effectiveness of the Registration Statements; provided, however, that the Company shall not be required in connection with this Section 7.2(g) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(h)upon notification by the SEC that the Registration Statement will not be reviewed or is not subject to further review by the SEC, the Company shall within five business days following the date of such notification request acceleration of such Registration Statement;

(i)upon notification by the SEC that that the Registration Statement has been declared effective by the SEC, the Company shall file the final prospectus under Rule 424 of the Securities Act (“Rule 424”) within the applicable time period prescribed by Rule 424;

(j)advise the Purchaser promptly:

(i)of the effectiveness of the Registration Statement or any post-effective amendments thereto;

(ii)of any request by the SEC for amendments to the Registration Statement or amendments to the prospectus or for additional information relating thereto;

(iii)of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iv)of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading;

(k)use its commercially reasonable efforts to cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed; and

(l)bear all expenses in connection with the procedures in paragraphs (a) through (k) of this Section 7.2 and the registration of the Registrable Shares on such Registration Statement and the satisfaction of the blue sky laws of such states.

7.3Indemnification.

(a)The Company agrees to indemnify and hold harmless the Purchaser, the partners, members, officers and directors of the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages or liabilities to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by the Company or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will, as incurred, reimburse the Purchaser, partner, member, officer, director or controlling person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability (collectively, “Loss”) arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser, partner, member, officer, director or controlling person specifically for use in preparation of the Registration Statement or any breach of this Agreement by the Purchaser; provided further, however, that the Company shall not be liable to the Purchaser (or any partner, member, officer, director or controlling person of the Purchaser) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) the Purchaser failed to send or deliver a copy of the final prospectus with or prior to, or the Purchaser failed to confirm that a final prospectus was deemed to be delivered prior to (in accordance with Rule 172), the delivery of written confirmation of the sale by the Purchaser to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or notified by the Company that such amended or supplemented prospectus has been filed with the SEC, in accordance with Rule 172, the Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to or the Purchaser fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to (in accordance with Rule 172), the delivery of written confirmation of the sale by the Purchaser to the person asserting the claim from which such Loss resulted or (iii) the Purchaser sold Registrable Shares in violation of the Purchaser’s covenant contained in Section 7.4 of this Agreement.

(b)The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the Registration Statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by the Purchaser or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the effective date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser will reimburse the Company (and each of its officers, directors or controlling persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Section 7.3(b) be greater in amount than the dollar amount of the proceeds received by the Purchaser upon the sale of such Registrable Shares.

(c)Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(d)If after proper notice of a claim or the commencement of any action against the indemnified party, the indemnifying party does not choose to participate, then the indemnified party shall assume the defense thereof and upon written notice by the indemnified party requesting advance payment of a stated amount for its reasonable defense costs and expenses, the indemnifying party shall advance payment for such reasonable defense costs and expenses (the “Advance Indemnification Payment”) to the indemnified party.  In the event that the indemnified party’s actual defense costs and expenses exceed the amount of the Advance Indemnification Payment, then upon written request by the indemnified party, the indemnifying party shall reimburse the indemnified party for such difference; in the event that the Advance Indemnification Payment exceeds the indemnified party’s actual costs and expenses, the indemnified party shall promptly remit payment of such difference to the indemnifying party.

(e)If the indemnification provided for in this Section 7.3 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an indemnifying party hereunder be greater in amount than the dollar amount of the proceeds received by such indemnifying party upon the sale of such Registrable Shares.

7.4Prospectus Delivery. The Purchaser hereby covenants with the Company not to make any sale of the Registrable Shares without complying with Section 8.3.  The Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act.  The Purchaser hereby covenants that it will not sell any Registrable Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus; provided, that such suspension periods shall in no event exceed 30 days in any 12 month period and that, in the good faith judgment of the Company’s Board of Directors, the Company would, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto, in either case the disclosure of which would reasonably be expected to have a material adverse effect upon the Company or its stockholders; provided further, that the Company may suspend the use of the prospectus forming a part of the Registration Statement to the extent necessary to file any post-effective amendment to the Registration Statement in order to amend the table of selling stockholders within the Registration Statement to reflect transfers of the Securities pursuant to Sections 8.3(a) and 8.3(b).

7.5Termination of Obligations. The obligations of the Company pursuant to Section 7.2 hereof shall cease and terminate, with respect to any Registrable Shares, upon the earlier to occur of (a) such time such Registrable Shares have been resold, or (b) such time as such Registrable Shares no longer remain Registrable Shares pursuant to Section 7.1(b) hereof.

7.6Reporting Requirements.

(a)With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the Securities to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to use commercially reasonable efforts to:

(i)make and keep public information available, as those terms are understood and defined in Rule 144;

(ii)file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)so long as the Purchaser owns Registrable Shares, to furnish to the Purchaser upon request (A) a written statement by the Company as to whether it is in compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or whether it is qualified as a registrant whose securities may be resold pursuant to SEC Form S-3, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144.

7.7Blue Sky.  The Company shall obtain and maintain all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of Securities.

article 8

Restrictions on Transferability of Securities;
Compliance with Securities Act

8.1Restrictions on Transferability. The Securities shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Securities in order to enforce the foregoing restrictions.

8.2Instruction Sheet. Each certificate representing Registrable Shares shall bear the Instruction Sheet attached hereto as Exhibit D (in addition to any legends required under applicable securities laws).

8.3Transfer of Securities.

(a)The Purchaser hereby covenants with the Company not to make any sale of the Securities except:

(i)in accordance with the Registration Statement, in which case the Purchaser shall have delivered a current prospectus in connection with such sale or the Purchaser shall have confirmed that a current prospectus is deemed to be delivered in connection with such sale in accordance with Rule 172; or

(ii)in accordance with Rule 144, in which case the Purchaser covenants to comply with Rule 144; or

(iii)(A) If the transferee has agreed in writing to be bound by the terms of this Agreement and (B) the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(b)Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer or distribution by the Purchaser that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, or (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Purchaser, (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company; provided that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if such transferee were an original Purchaser hereunder.

(c)The Purchaser further acknowledges and agrees that, unless the Purchaser is selling the Securities using the prospectus forming a part of the Registration Statement, such Securities are not transferable on the books of the Company unless the certificate evidencing such Securities is submitted to the Company’s transfer agent and a separate certificate executed by an officer of, or other person duly authorized by, the Purchaser in the form attached hereto as Exhibit B is submitted to the Company.

8.4Purchaser Information. The Purchaser covenants that it will promptly notify the Company of any change in the information set forth in the Registration Statement regarding the Purchaser or the Purchaser’s “Plan of Distribution,” to the extent such change is required to be disclosed under applicable federal securities laws.

article 9

Miscellaneous

9.1Waivers and Amendments. The terms of this Agreement may be waived or amended with the written consent of the Company and the Purchaser.

9.2Broker’s Fee. The Purchaser acknowledges that the Company intends to pay a fee to Kenmar Securities, LLC in connection with the Closing.  Each of the parties to this Agreement represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of Securities to the Purchaser.

9.3Expenses. Each of the parties to this Agreement shall pay their own fees and expenses incurred in connection with the transactions contemplated hereby.

9.4Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

9.5Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive the Closing.

9.6Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.  Upon a permitted transfer of the Purchaser’s Securities on the books of the Company in accordance with the terms of Sections 8.3(a)(iii) or 8.3(b), the Purchaser may assign this Agreement to the permitted transferee upon prior written notice to the Company.  Except as set forth in the previous sentence, the Purchaser shall not assign this Agreement without the prior written consent of the Company.

9.7Entire Agreement. The parties agree that this Agreement constitutes the entire agreement between the parties respecting the subject matter of this Agreement and agree there are no current or prior promises, agreements, conditions, undertakings, warranties, or representations, oral or written, expressed or implied, between them, other than as set forth herein.

9.8Notices, etc. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company or the Purchaser, as the case may be, at their respective addresses set forth on the signature page hereto, or at such other address as the Company or the Purchaser may designate by 10 days advance written notice to the other party.

9.9Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.10Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  Facsimile signatures shall be treated the same as original signatures.

9.11Further Assurances.  Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.12Currency. All references to “dollars” or “$” in this Agreement shall be deemed to refer to United States dollars.

The foregoing agreement is hereby executed as of the date first above written.

Biocept, Inc.,

a Delaware corporation

By: /s/ Michael W. Nall

Michael W. Nall
President and Chief Executive Officer

Address:  5810 Nancy Ridge Drive

San Diego, CA 92121

Ally Bridge LB Healthcare Master Fund Limited

By: /s/ Bin Li

Bin Li
Director

Address: Unit 3002-3004, 30th Floor, Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong.

Exhibit A

FORM COMMON STOCK PURCHASE WARRANT

Exhibit B

PURCHASER’S CERTIFICATE OF SUBSEQUENT SALE

To:Biocept, Inc.

Attention:  Chief Financial Officer

The undersigned, the selling securityholder or an officer of, or other duly authorized person, hereby certifies that _____________________________________ represents that it has sold

[fill in name of selling securityholder]

shares of the ________________  of Biocept, Inc. and that such shares were

[fill in class of security]

(i) sold on _________________ in accordance with Rule 144 under the Securities Act of 1933 (“Rule 144”) in which case the selling securityholder certifies that it has complied with the requirements of Rule 144, or (ii) were sold on ________________ in accordance with another exemption from registration under the Securities Act of 1933 (in which case the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company).

Print or type:

Number of shares sold (if sold on multiple dates, please provide a breakdown by date):
Name of selling securityholder:
Name of individual representing selling securityholder (if an institution):
Title of individual representing selling securityholder (if an institution):

Signature by:

Selling securityholder or individual representative:

Exhibit C

BIOCEPT, INC.

CERTIFICATE FOR CORPORATE, PARTNERSHIP,
TRUST, FOUNDATION, AND JOINT PURCHASERS

If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

Certificate

The undersigned certifies that the representations and responses below are true and accurate:

1.Residence Information.  Please provide the entity’s full legal name, primary business address, phone number, fax number, name and e-mail address of contact person, and federal tax I.D. number.

2.Domicile Information.  Please indicate the form of the entity and the state and date of its organization (e.g., corporation, state and date of incorporation).

Form
State of Organization
Date of Organization

3.

In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please check each category applicable to you as an investor in the Company.

( )

(i)The undersigned is a trust, not formed for the purpose of acquiring the Securities, with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.
( )	(ii)The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act.
( )	(iii)The undersigned is an insurance company as defined in Section 2(a)(13) of the Securities Act.
( )

(iv)The undersigned is an investment company registered under the U.S. Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the U.S. Investment Company Act of 1940, as amended.

( )	(v)The undersigned is a broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended.
( )	(vi)The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration.
( )	(vii)The undersigned is a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees.
( )	(viii)The undersigned is a private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended.
( )

(ix)The undersigned is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the undersigned has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

( )

(x)The undersigned is a corporation, partnership, business trust, not formed for the purpose of acquiring the Securities, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, in each case with total assets in excess of $5,000,000.

( )

(xi)The undersigned is an entity in which all of the equity owners (in the case of a revocable living trust, its grantor(s)) qualify under any of the above subparagraphs, or, if an individual, each such individual has a net worth[1], either individually or upon a joint basis with such individual’s spouse, in

[1]

For purposes of this Questionnaire, “net worth” means the excess of total assets, excluding an individual’s primary residence, at fair market value over total liabilities, including such individual’s mortgage or any other liability secured by his or her primary residence only if and to the extent that it exceeds the value of the primary residence.

excess of $1,000,000 (within the meaning of such terms as used in the definition of “accredited investor” contained in Rule 501 under the Securities Act), or has had an individual income[2] in excess of $200,000 for each of the two most recent years, or a joint income with such individual’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

( )	(xii)The undersigned cannot make any of the representations set forth in paragraphs “i” through “xi” above.

The undersigned represents that the information contained herein is complete and accurate and may be relied upon by the Company, and that the undersigned will notify the Company of any material change in any of such information prior to the undersigned’s investment in the Company.

In Witness Whereof, the undersigned has executed this Certificate on August 9, 2017.

Ally Bridge LB Healthcare Master Fund Limited

By:

Title or Association with Entity

[2]

For purposes of this Questionnaire, “income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts:  (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

Exhibit D

BIOCEPT, INC.

IMPORTANT - DO NOT REMOVE THIS INSTRUCTION SHEET FROM THE ATTACHED SHARE CERTIFICATE UNLESS AND UNTIL THE SHARES ARE SOLD AS FOLLOWS:

(1)THE SHARES ARE RESOLD PURSUANT TO THE REGISTRATION STATEMENT ON FORM S-3 (NO. [________________]), AND, IN CONNECTION WITH SUCH RESALE, THE HOLDER HAS DELIVERED A CURRENT PROSPECTUS, OR THE HOLDER HAS CONFIRMED THAT A CURRENT PROSPECTUS IS DEEMED TO BE DELIVERED IN CONNECTION WITH SUCH RESALE IN ACCORDANCE WITH RULE 172 UNDER THE SECURITIES ACT OF 1933, AS AMENDED; OR

(2)THE SHARES ARE RESOLD IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED.

DO NOT REMOVE THIS INSTRUCTION SHEET FROM
THE ATTACHED SHARE CERTIFICATE
EXCEPT IN ACCORDANCE WITH
THE INSTRUCTIONS SET FORTH ABOVE.

25.